EXHIBIT 99.1

Initial public offering - 11/07/94 IPO price - $5.00 (adjusted) Current market price - $25.00 Northwest Bancorp, Inc. Warren, Pennsylvania NASDAQ "NWSB"

Presentation Outline Corporate Profile Performance History Current Period Accomplishments Acquisitions New Locations Operating Performance Profit Improvement and Change in Business Model Why Own Northwest Questions?

Northwest Bancorp, Inc. Corporate Profile

Current Organizational Structure NORTHWEST BANCORP, INC (Stock Holding Company) Trust Preferred Subsidiaries NORTHWEST SAVINGS BANK Assets - $6.5 billion Northwest Consumer Discount

Overview of Northwest Bancorp, Inc. 153 community banking offices with 133 in Pennsylvania; 5 in Ohio; 12 in New York; 2 in Maryland and 1 in Florida Fifth largest financial institution headquartered in Pennsylvania(based on deposits) 48 Consumer Finance Offices in Pennsylvania and two in New York Total assets of $6.5 billion 1,854 employees at March 31, 2006 (1,700 FTEs) 50.1 million shares outstanding with 19.5 million publicly traded. Market capitalization of public shares - $489 million; all shares - $1.25 billion (at $25.00 per share)

Major Metropolitan Markets Households Erie, Pennsylvania 107,084 Pittsburgh, Pennsylvania 686,349 Harrisburg/Lancaster/York, Pennsylvania 484,192 Buffalo, New York 382,223 Baltimore, Maryland 802,224 Broward County, Florida 681,636 Planned Entrance: Rochester, New York 290,765 3,434,473 Possibilities: Cleveland, Ohio 1,083,003 4,517,476

Performance History

Assets
In Billions of Dollars



CAGR – 14.3% (1995-2005)
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
$1.59
$1.88
$2.09
$2.56
$3.08
$3.41
$3.85
$4.31
$5.22
$5.78
$6.33
$6.48
$6.53
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006, March
I------------------------------June 30----------------------------------I

Net Income Millions of Dollars 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005, Dec 2006 March East 16.3 18.1 20.4 22.2 23.9 30.9 31.4 37.9 40.9 47.3 55.8 28.2 13.3 Excluding Gains on Sale of Assets and Amortization of Goodwill CAGR - 12.5% (1995-2005) ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie I---------------------------June 30--------------------------------------I

Community Banking Offices



CAGR – 13.10% (1995-2005)
160
140
120
100
80
60
40
20
0
45
54
57
71
94
106
118
126
137
147
153
153
153
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005, Dec
2006, March
I----------June 30----------I

Interest Rate Spread 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 March East 0.0372 0.0353 0.0334 0.032 0.0326 0.0297 0.0311 0.0297 0.0296 0.0307 0.0299 0.0291 I----------------------------------June 30-----------------------I

Current Period (six months) Accomplishments

Acquisitions Equinox Bank - Pembroke Pines, Florida Completed October 21, 2005 Assets of $83 million; deposits of $73 million Purchased at 220% of book value - inexpensive for a Florida acquisition Gives Northwest access to the rapidly growing market in south Florida Strong management team Initial success has been encouraging - good growth in both loans and deposits

Acquisitions Maryland Permanent Bank - Baltimore, Maryland Scheduled to be completed on May 19, 2006 Assets of $90 million; deposits of $80 million Purchased at 160% of book value - inexpensive for a growth market Offices in Owings Mills and Glen Burnie nicely complement our existing facilities in Arbutus and Elkridge Strong commercial lending team Will initially be part of our Eastern Pennsylvania region but plan to carve out Maryland as a separate region

Branch Expansion No new office openings during the six month period. However, we did secure sites or facilities in the following ten locations: Pennsylvania Cranberry Township (Mars) Upper St. Clair DuBois Edinboro Corry State College (S. Atherton Street) New York West Seneca Downtown Rochester Maryland Waverly Florida Plantation

Financial Highlights at December 31, 2005 2004 Net Change % Chg Assets $6,477,307,000 $6,333,172,000 $144,135,000 2.3% Cash and Investments $1,400,186,000 $1,686,400,000 ($286,214,000) (17.0%) Loans Receivable $4,622,269,000 $4,205,066,000 $417,203,000 9.9% Deposit Accounts $5,228,479,000 $5,187,542,000 $40,937,000 0.8% Shareholders' Equity $585,658,000 $564,113,000 $21,545,000 3.8% Book Value Per Share $11.64 $11.17 $0.47 4.2%

Income Statement Six Months Ended December 31, 2005 2004 % Chg Net Interest Income $91,035,000 $90,219,000 0.9% as a Percentage of Average Assets 2.86% 2.84% Provision for Loan Losses ($4,722,000) ($4,003,000) 18.0% as a Percentage of Average Assets .15% .13% Non-Interest Income $19,851,000 $15,111,000 31.4% as a Percentage of Average Assets .62% .48% Non-Interest Expense ($66,317,000) ($63,039,000) 5.2% as a Percentage of Average Assets 2.08% 1.99% Net Income $28,849,000 $26,914,000 7.2% as a Percentage of Average Assets .91% .85% Return on Equity 9.81% 9.67% Earnings Per Share $0.56 $0.54 3.7%

Income Statement Three Months Ended March 31, 2006 2005 % Chg Net Interest Income $45,860,000 $47,323,000 (3.1%) as a Percentage of Average Assets 2.83% 2.98% Provision for Loan Losses ($2,099,000) ($2,906,000) (27.8%) as a Percentage of Average Assets .13% .18% Non-Interest Income* $9,855,000 $8,558,000 15.2% as a Percentage of Average Assets .61% .54% Non-Interest Expense ($35,203,000) ($32,969,000) 6.8% as a Percentage of Average Assets 2.17% 2.08% Net Income* $13,312,000 $14,034,000 (5.17%) as a Percentage of Average Assets .82% .89% Return on Equity* 9.07% 9.95% Earnings Per Share $0.27 $0.28 (3.6%) * Excludes gain on sale of education loans

Pre-Refunding Our Trust Preferred Current Issues Outstanding: Annual Cost $69 million public offering 8.75% callable December 2006 $6,037,500 $30 million private offering LIBOR+3.60% (8.60%) $2,580,000 $8,617,500 Replacement: $99 million private offering LIBOR +1.38% (6.38%) $6,316,200 Annual pre-tax savings based on current rates $2,301,300 Future Annual Savings Current Negative Spread $99 million x (6.38% - 5.00%) $1,366,200 Annual earnings improvement beginning January 2007 $3,667,500

Share Repurchases Purchased 1,016,400 shares at an average price of $22.39 during the six-month period which ended February 16, 2006 On February 16, 2006 announced the approval to repurchase up to 1,000,000 shares Over time it should improve Earnings Per Share and Return on Equity and enable Northwest to pay higher dividends

Asset Repositioning February 2006 sale of $366 million of 1-4 family first mortgage loans to FHLMC; servicing retained Asset/liability strategy to shorten average life and capitalize on rising interest rates March 2006 sale of $115 million education loan portfolio for a gain of $4.5 million Proceeds to be re-invested into higher yielding assets Sold to existing third party servicers with minimal customer impact Will continue to originate student loans and provide customer support

Profit Improvement and Change in Business Model Current Performance Assessment Northwest Peer Group Yield on Assets 6.05% 5.75% Strength Cost of Funds 2.65% 2.25% Weakness Net Interest Margin 3.40% 3.50% Fee Income .56% 1.12% Weakness Administrative Expense 2.25% 2.40% Strength Net Income (ROAA) 1.02% 1.35%

Profit Improvement and Change in Business Model How do we address our weaknesses? Lower our cost of funds by attracting more checking accounts, particularly business checking Formed Business Services Division to solicit more business deposit accounts and offer more fee producing business services Improve fee income by attracting more checking accounts; more commercial loans and more trust and investment management accounts

Regional Business Development Team Trust and Investment Management Commercial Lending Community Banking Business Services In September 2005, this team from each region developed a regional business plan.

Regional Presidents Northwest Region - Julie Marasco Erie Region - Jim Martin Eastern Region - Lynn Baker Central Region - Jon Rockey New York Region - Jon Scalise Southwest Region - Chris Martin Florida Region - Bob Schweitzer

Commercial Loans (in millions of dollars) 2001 June 2002 June 2003 June 2004 June 2005 Dec 2006 March East 339 400 508 604 677 756

Assets Under Management (in millions of dollars) 2000 2001 2002 2003 2004 2005 Dec 2006 March East 87 426 456 529 631 816 919

Business Deposit Accounts (in millions of $) 2002 June 2003 June 2004 June 2005 June 2005 Dec 2006 March East 189.4 206.3 256.5 341.2 345 353

Profit Improvement and Change in Business Model How do we capitalize on our strengths? Improve on our already strong loan and investment yields by changing our asset mix: More commercial and consumer loans and less long-term fixed rate mortgage loans More flexibility in managing the investment portfolio Remain vigilant in controlling our expenses and continue to use technology to improve efficiency

Composition of Loan Portfolio in % June 2000 June 2001 June 2002 June 2003 June 2004 Dec 2005 March 2006 1-4 Family Mortgages 70.9 68.7 66.9 65.21 63.1 59.5 57.0 Multifamily & Commercial R.E. 7.5 8.5 9.9 10.8 11 12.6 14.0 Consumer 19.7 19.7 20.1 20.4 22.3 24.6 25.1 Commercial 1.9 3.1 3.1 3.7 3.6 3.3 3.9

Why Own Northwest?

Reason#1 Proven Ability to Enhance Shareholder Value

Earnings Per Share for the Year Ended June 30, 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 March East 0.36 0.4 0.44 0.48 0.51 0.66 0.67 0.8 0.86 0.99 1.11 0.57 0.32 CAGR - 11.6% (1995-2005) Excluding Gains on Sale of Investments and Amortization of Goodwill ** ** Prior to restatement for the acquisitions of Leeds and First Carnegie I-----------------------------------------------June 30-------------------------------------------I

Book Value Per Share

CAGR – 11.0% (1995 – 2005)



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$3.87
$4.08
$4.25
$4.65
$4.93
$5.23
$5.81
$6.66
$7.48
$10.42
$11.45
**
11.63
11.77
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 March
I----------June 30----------I

** Prior to restatement for the acquisitions of Leeds and First Carnegie

Reason #2 Proven Ability to Maintain High Asset Quality

Asset Quality "Non Performing Assets to Total Assets" 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2005 Dec 2006 March East 0.0081 0.0072 0.0047 0.0063 0.0036 0.0055 0.0049 0.0069 0.0062 0.0064 0.0074 0.0066 I----------------------------------------June 30----------------------------------------I

Loan Losses by Loan Type 2000 2001 2002 2003 2004 2005 2006 Mortgage Loans $214,381 $143,943 $275,219 $194,947 $176,055 $654,579 $278,103 Consumer Loans (direct) $519,259 $517,455 $1,038,577 $313,082 $351,235 $418,846 $465,933 Consumer Loans (indirect) $1,032,716 $1,514,614 $1,996,208 $914,246 Commercial ($27,810) $97,909 $498,769 $1,193,589 ($51,420) $2,921,070 ($7,595 Consumer Discount Co. $1,692,840 $2,541,016 $3,029,757 $2,390,591 $2,653,358 $2,560,736 $1,395,406 $2,692,840 $3,300,3223 $4,842,322 $5,124,925 $4,643,842 $8,551,439 $3,046,093 Charge-Offs as a % of Loans ..09% ..11% ..15% ..14% ..11% ..19% ..13%

Reason #3 Commitment to Paying Increasing Dividends

Annualized Dividends Per Share



Dividend Yield $.64/$25.00 = 2.56%
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.15
$0.16
$0.16
$0.16
$0.16
$0.16
$0.24
$0.32
$0.40
$0.48
$0.64
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
I---June 30--------------------------------------I

Increased Dividend MHC currently elects to waive the dividend on their 30.5 million shares Dividends paid to public shareholders at $.16 per share ($.64 annually) is approximately $13 million annually or about 23% of earnings As an MHC, we can pay a strong dividend while retaining much of our earnings for future growth.

Reason # 4 Fairly Valued

Price/Book



350%
300%
250%
200%
150%
100%
50%
0%
124%
138%
182%
340%
203%
132%
181%
198%
193%
199%
186%
193%
210%
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 March
I-----June 30-----I

Price/Earnings



40
35
30
25
20
15
10
5
0
13.4
25.8
35.1
23.8
12.1
18.8
16.7
18.4
22
19.2
19.7
22.9
1995
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 March
I-----June 30-----I

Market Price Per Share



CAGR – 15.8% (1995 – 2005)
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$4.82
$5.63
$7.75
$15.81
$10.00
$6.88
$10.50
$13.21
$16.03
$22.90
$22.00
$22.50
$24.76
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2005 Dec
2006 March
I---June 30---I

Questions?

Loan Losses by Loan Type 2000 2001 2002 2003 2004 2005 2006 Mortgage Loans 0.01% 0.01% 0.01% 0.01% 0.01% 0.02% 0.02% Consumer Loans (direct) 0.12% 0.11% 0.21% %0.05% 0.04% 0.04% 0.09% Consumer Loans (indirect) 0.00% 0.00% 0.00% 0.86% 1.25% 1.45% 1.27% Commercial -0.01% 0.03% 0.12% 0.23% -0.01% 0.43% -0.00% Consumer Discount Co. 1.50% 1.86% 2.36% 1.94% 2.18% 2.10% 2.25% General Valuation Allowance $18,260,000 $20,290,000 $22,042,000 $27,166,000 $30,670,000 $1,563,000 $33,411,000

Net Yields After Charge Off (Using March 2006 Yields) Mortgage Consumer (Direct) Commercial Gross Yield 6.49% 6.85% 7.19% Ave. Charge-Off .01% 0.06% .11% 6.48% 6.79% 7.08% +.31% +.60%

Sources of Funds December 31, 2005 Time Deposits $2,738,901,000 48.51% Savings Deposits $935,544,000 16.57% Money Market Deposits $596,372,000 10.56% Personal Checking $562,885,000 9.97% Borrowed Funds $417,356,000 7.39% Business Checking $394,777,000 7.00% $5,645,835,000 100% ______________ _____

Composition of Assets Loans, Net $4,622,269,000 71.36% Investment Securities $1,248,094,000 19.27% Intangible Assets $161,962,000 2.50% Cash and Interest-Earning Deposits $152,092,000 2.34% Bank Owned Life Insurance $106,737,000 1.65% Premises and Equipment, Net $96,981,000 1.50% Other Assets $84,300,000 1.30% Real Estate Owned $4,872,000 .08% Total Assets $6,477,307,000 100%

Loan Mix December 31, 2005 1 to 4 Family Residential $2,767,105,000 59.44% Consumer Loans - Real Estate Secured $780,451,000 16.76% Commercial Loans - Real Estate Secured $557,130,000 12.39% Total Loans Secured by Real Estate $4,124,686,000 88.59% Consumer - Other Collateral $380,479,000 8.17% Commercial - Other Collateral $150,515,000 3.24% Total Loans $4,655,680,000 100%